UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 5, 2013 (February 5, 2013)

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Press Release Announcing $250 Million Senior Unsecured Notes Offering
     On February 5, 2013, Martin Midstream L.P. (“the Partnership”) issued a press release announcing that the Partnership and its wholly-owned subsidiary, Martin Midstream Finance Corp., intend to offer in a private placement to eligible purchasers $250 million in aggregate principal amount of senior unsecured notes due 2021 (the “Offering”). The press release announcing the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated February 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: February 5, 2013                By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated February 5, 2013.